UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2012

VIACOM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32686	20-3515052
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway, New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events.

On June 14, 2012, Viacom Inc. (the “Company”) issued and sold $100,000,000 aggregate principal amount of 1.250% Senior Notes due 2015 (the “2015 Senior Notes”) and $300,000,000 aggregate principal amount of 3.125% Senior Notes due 2022 (the “2022 Senior Notes” and, together with the 2015 Senior Notes, the “Senior Notes”) pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-162962) previously filed with the Securities and Exchange Commission (the “Registration Statement”). The 2015 Senior Notes are a further issuance of the $500,000,000 aggregate principal amount of 1.250% Senior Notes due 2015 issued by the Company on February 28, 2012. A copy of the opinion of Shearman & Sterling LLP relating to the legality of the Senior Notes is filed as Exhibit 5.1 to this Report. In connection with the issuance and sale of the Senior Notes, on June 14, 2012, the Company and The Bank of New York Mellon, as trustee (the “Trustee”), entered into an eleventh supplemental indenture (the “Eleventh Supplemental Indenture”) to the Indenture, dated as of April 12, 2006, between the Company and the Trustee. The Eleventh Supplemental Indenture is filed as Exhibit 4.1 to this Report.

The Company incorporates by reference the exhibits filed herewith into the Registration Statement, pursuant to which the Senior Notes were registered.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

4.1	Eleventh Supplemental Indenture, dated as of June 14, 2012, between Viacom Inc. and The Bank of New York Mellon, as Trustee (including forms of the Senior Notes).

5.1	Opinion of Shearman & Sterling LLP.

23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIACOM INC.

By:	/s/ Michael D. Fricklas
	Name:	Michael D. Fricklas
	Title:	Executive Vice President, General Counsel and Secretary

Date: June 14, 2012

Exhibit Index

Exhibit No.	Description of Exhibit

4.1	Eleventh Supplemental Indenture, dated as of June 14, 2012, between Viacom Inc. and The Bank of New York Mellon, as Trustee (including forms of the Senior Notes).

5.1	Opinion of Shearman & Sterling LLP.

23.1	Consent of Shearman & Sterling LLP (included in Exhibit 5.1).

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